                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                Current Report Pursuant to Section 13 or 15(d)
                                      of
                      The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)    December 22, 1999
                                                         -----------------

                            Eufaula BancCorp, Inc.
                            ----------------------
            (Exact name of registrant as specified in its charter)


            Delaware              33-23062             63-0989868
        ---------------         ------------       -----------------
        (State or other         (Commission         (I.R.S. Employer
        jurisdiction of         File Number)       Identification No.)
        incorporation)


             218-220 Broad Street, Eufaula, Alabama      36027
             ----------------------------------------------------
             (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code    334/687-3581
                                                            ------------


--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 5.  Other Events

     The Company has added two persons to its board of directors by resolution of the board. Each of those persons, James R. Balkcom, Jr. and Burt H. Rowe, Jr., will serve until the annual meeting of shareholders in 2001. Directors are elected for three year terms, in classes of three. With the addition of these persons, the Company has nine directors with three persons in each class.

     Information regarding Mr. Balkcom and Mr. Rowe is contained in press releases included as an exhibit to this Form 8-K.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Eufaula BancCorp, Inc.
                                       ----------------------
                                       (Registrant)


January 21, 2000                       /s/ John Burns
----------------                       --------------
Date                                   (Signature) *
                                       John Burns
                                       Chief Financial Officer


*Print name and title of signing
officer under his signature.